Exhibit 10.1

DM3\8507129.5 VIRIOS THERAPEUTICS, INC. AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN The purpose of the Virios Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan (the “Plan”) is to provide (i) designated employees of Virios Therapeutics, Inc. (the “Company”) and its parents and subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its parents or subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, stock units, stock appreciation rights and other equity-based awards. The Company believes that this Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders. 1. Administration and Delegation. (a) Committee. This Plan shall be administered by a committee consisting of two or more members of the Board, which shall consist of “outside directors” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations, “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, when applicable, by “independent directors” as defined by the rules of any national securities exchange (the “Exchange”) upon which shares of the Company’s capital stock shall be listed. However, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee directors. The committee may delegate authority to one or more subcommittees as it deems appropriate. To the extent that a committee or subcommittee administers this Plan, references in this Plan to the “Board” shall be deemed to refer to the committee or subcommittee. (b) Board Authority. The Board shall have the sole authority to (i) determine the individuals to whom grants shall be made under this Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under this Plan. (c) Board Determinations. The Board shall have full power and authority to administer and interpret this Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing this Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Board’s interpretations of this Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in this Plan or in any awards granted hereunder. All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of this Plan and need not be uniform as to similarly situated individuals. (d) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Grants that constitute rights under Delaware law (subject to any limitations under this Plan) to employees or officers of the Company and to exercise such other powers under this Plan as the Board may determine, provided that the Board shall fix the terms of such Grants to be granted by such officers (including the exercise price of such Grants, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Grants that the officers may grant; provided further, however, that no officer shall be authorized to grant such Grants to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange

2 DM3\8507129.5 Act). Notwithstanding anything to the contrary set forth above, the Board may not delegate authority under this Section 1(d) to grant Stock Awards, unless Delaware law then permits such delegation. 2. Grants. Awards under this Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), stock awards as described in Section 6 (“Stock Awards”), stock units as described in Section 7 (“Stock Units”), stock appreciation rights as described in Section 8 (“SARs”), and other equity-based awards as described in Section 9 (“Other Equity Awards”), the foregoing sometimes referred to herein collectively as “Grants” and individually as a “Grant.” All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Board deems appropriate and as are specified in writing by the Board to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”). All Grants shall be made conditional upon the acknowledgement of the Grantee (as defined in Section 4(b)), in writing or by acceptance of the Grant, that all decisions and determinations of the Board shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of this Plan need not be uniform as among the grantees. 3. Shares Subject to This Plan. (a) Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued pursuant to Grants under this Plan is 2,062,500 shares, each of which may be issued under this Plan as an Incentive Stock Option. (b) Individual Limits. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under this Plan to any individual, with the exception of any non-employee director, during any calendar year shall be 500,000 shares. With respect to any non-employee director, the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under this Plan to any such individual during any calendar year shall be 200,000 shares. (c) Share Counting. If and to the extent Options or SARs granted under this Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units or Other Equity Awards are forfeited, the shares subject to such Grants shall again be available for purposes of this Plan. For purposes of clarification, (i) any shares of Common Stock that are tendered as payment or withheld to cover taxes due on a Grant shall not again be available for grant under the Plan, (ii) any shares of Common Stock that are repurchased by the Company using Option exercise proceeds shall not again be available for grant under the Plan, and (iii) stock-settled SARs shall be counted against the share reserve set forth in Section 3(a) above on a gross basis, regardless of the number of shares of Common Stock issued to settle the Grant. (d) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under this Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the kind and number of shares covered by outstanding Grants, the kind and number of shares issued and to be issued under this Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Board to reflect any

3 DM3\8507129.5 increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control of the Company (as defined in Section 12(a)), the provisions of Section 13 of this Plan shall apply. Any adjustment to outstanding Grants shall be consistent with section 409A and section 424 of the Code, to the extent applicable. Any adjustments determined by the Board shall be final, binding and conclusive. (e) Grants under the Plan shall be subject to a one-year minimum vesting requirement. Notwithstanding the foregoing, Grants which are not subject to the one-year minimum vesting requirement set forth in this Section 3(e) may be granted to an individual as an inducement to be hired as an Employee (as defined in Section 4(a)), provided that the total number of shares of Common Stock available to be granted or underlying such Grants pursuant to this sentence shall be less than five percent (5%) of the aggregate number of shares of Common Stock set forth in Section 3(a) above. 4. Eligibility for Participation. (a) Eligible Persons. All employees of the Company and its parents or subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in this Plan. Consultants and advisors, as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”) (or any successor form or rule) who perform services for the Company or any of its parents or subsidiaries (“Key Advisors”) shall be eligible to participate in this Plan. (b) Selection of Grantees. The Board shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Board determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.” 5. Options. The Board may grant Options to Employees, Non-Employee Directors, and Key Advisors upon such terms as the Board deems appropriate. The following provisions are applicable to Options: (a) Number of Shares. The Board shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors. (b) Type of Option and Price. (i) The Board may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors. (ii) The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Board and shall be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more

4 DM3\8507129.5 than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant. (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is an Exchange, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on an Exchange, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on the Exchange or, if not so reported, as reported by the over-the-counter quotation system on which the Company Stock is then quoted or as reported in a customary financial reporting service, as applicable and as the Board determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Board. (c) Option Term. The Board shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant. (d) Exercisability of Options. (i) Options shall become exercisable in accordance with such terms and conditions, consistent with this Plan, as may be determined by the Board and specified in the Grant Instrument. (ii) The Board may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the Exercise Price or (ii) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Board deems appropriate. (e) Grants to Non-Exempt Employees. Notwithstanding the foregoing, unless expressly approved by the Board, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, (the “FLSA”) may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Board, upon the Grantee’s death, Disability (as defined in Section 5(f)(v)(C)) or Retirement (as defined in Section 5(f)(v)(E)), or upon a Change of Control or other circumstances permitted by applicable regulations). (f) Termination of Employment, Disability or Death. (i) Except as provided below, an Option may be exercised only while the Grantee is employed by, or providing service to, the Employer (as defined in Section 5(f)(v)(A)) as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, Retirement or termination for Cause (as defined in Section 5(f)(v)(D)), except as otherwise provided by the Board, any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the

5 DM3\8507129.5 date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date. (ii) In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 5, if the Board determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate, and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture. (iii) In the event the Grantee ceases to be employed by, or provide service to, the Employer because of the Grantee’s Disability or Retirement, any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date. In the event that an Incentive Stock Option is exercised more than 90 days after Retirement, the Option shall lose its status as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option. (iv) If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(i) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date. (v) For purposes of this Section 5(f) and Section 6: (A) The term “Employer” shall include the Company and its parent and subsidiary corporations, as determined by the Board. (B) “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to other Grants, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor or member of the Board), unless the Board determines otherwise. (C) “Disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee, or as otherwise determined by the Board.

6 DM3\8507129.5 (D) “Cause” shall mean, except to the extent specified otherwise by the Board, a finding by the Board that the Grantee (i) has breached his or her employment or service contract with the Employer in any material respect, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written noncompetition or nonsolicitation agreement between the Grantee and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Board determines. (E) “Retirement” shall mean a termination of employment by reason of an Employee’s retirement at or after the Employee’s earliest permissible retirement date pursuant to and in accordance with a regular retirement plan or the personnel practices of the Employer. (g) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Board (w) in cash, (x) with the approval of the Board, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Board) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) payment through a broker in accordance with procedures permitted by applicable regulations of the Board of Governors of the Federal Reserve System, or (z) by such other method as the Board may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 10) at the time of exercise. (h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under this Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code) of the Company. (i) Limitation on Repricing. If the Company Stock is listed on an Exchange, unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 3(d)): (A) amend any outstanding Option granted under this Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (B) cancel any outstanding Option (whether or not granted under the Plan) and grant in substitution therefor new Grants under this Plan (other than adjustments made pursuant to Section 3(d)) covering the same or a different number of shares of Company Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (C) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 3(d), or (D) take any other action under this Plan that constitutes a “repricing” within the meaning of the rules of the Exchange. 6. Stock Awards. The Board may issue shares of Company Stock to an Employee, Non- Employee Director or Key Advisor under a Stock Award, upon such terms as the Board deems appropriate. The following provisions are applicable to Stock Awards:

7 DM3\8507129.5 (a) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Board. The Board may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate, including without limitation restrictions based on the achievement of specific performance goals. The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.” (b) Number of Shares. The Board shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares. (c) Requirement of Employment or Service. Unless the Board determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer (as defined in Section 5(f)(v)(A)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate. (d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of the Stock Award except to a successor under Section 11(a). Each certificate representing a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Board may determine that the Company will not issue a certificate for a Stock Award until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed. (e) Right to Vote and to Receive Dividends. During the Restriction Period, the Grantee shall not have the right to vote shares subject to Stock Awards and to receive any dividends or other distributions paid on such shares. (f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board. The Board may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period. 7. Stock Units. The Board may grant Stock Units representing one or more shares of Company Stock to an Employee, Non-Employee Director or Key Advisor, upon such terms and conditions as the Board deems appropriate, provided, however, that all such grants shall comply with section 409A of the Code. The following provisions are applicable to Stock Units: (a) Crediting of Units. Each Stock Unit shall represent the right of the Grantee to receive an amount based on the value of a share of Company Stock, if specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of this Plan. (b) Terms of Stock Units. The Board may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Board. The Board shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

8 DM3\8507129.5 (c) Requirement of Employment or Service. Unless the Board determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer during a specified period, or if other conditions established by the Board are not met, the Grantee’s Stock Units shall be forfeited. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate. (d) Payment with Respect to Stock Units. Payments with respect to Stock Units may be made in cash, in Company Stock, or in a combination of the two, as determined by the Board. 8. Stock Appreciation Rights. The Board may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs: (a) Base Amount. The Board shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall not be less than the Fair Market Value of a share of Company Stock on the date of Grant of the SAR. (b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock. (c) Exercisability. An SAR shall be exercisable during the period specified by the Board in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 5(f) above. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable. (d) Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the FLSA may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Board, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations). (e) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section 8(a). (f) Form of Payment. The appreciation in an SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Board shall determine. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. (g) SAR Term. The Board shall determine the term of each SAR. The term of any SAR shall not exceed ten years from the date of grant.

9 DM3\8507129.5 9. Other Equity Awards. The Board may grant Other Equity Awards, which are awards (other than those described in Sections 5, 6, 7 and 8 of this Plan) that are based on, measured by or payable in Company Stock, including, without limitation, stock appreciation rights, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Board shall determine. Other Equity Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Board shall determine. 10. Withholding of Taxes. (a) Required Withholding. All Grants under this Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants. (b) Election to Withhold Shares. If the Board so permits, a Grantee may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Board and may be subject to the prior approval of the Board. 11. Transferability of Grants. (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Board, pursuant to a domestic relations order or otherwise as permitted by the Board. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution. (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Board may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Board may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer. 12. Change of Control of the Company. (a) Change of Control. As used herein, a “Change of Control” shall be deemed to have occurred if: (i) Any “person,” as such term is used in sections 13(d) and 14(d) of the Exchange Act becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of (A) a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after

10 DM3\8507129.5 the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors, or (B) the acquisition of securities of the Company by an investor of the Company in a capital-raising transaction; or (ii) The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company. (b) Other Definition. The Board may modify the definition of Change of Control for a particular Grant as the Board deems appropriate to comply with section 409A of the Code. 13. Consequences of a Change of Control. In the event of a Change of Control, (a) outstanding Options and SARs shall accelerate and become exercisable, and (b) outstanding Stock Awards, Stock Units and Other Equity Awards shall vest and shall be payable. The Board may condition any such acceleration on such terms as the Board determines. 14. Limitations on Issuance or Transfer of Shares. (a) Stockholders Agreement/Voting Agreement. The Board may require that a Grantee execute a stockholders agreement and/or a voting agreement, in each case, with such terms as the Board deems appropriate, with respect to any Company Stock issued or transferred pursuant to this Plan. If such stockholders agreement or voting agreement contains any lock-up or market standoff provisions that differ from the provisions of Section 14(c) of this Plan, for as long as the provisions of such agreement are in effect, the provisions of Section 14(c) shall not apply to such Company Stock, unless the Board determines otherwise. (b) Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Board. The Board shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under this Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. (c) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act, and subject to Section 14(a) of this Plan, a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”). If so requested by the Company or the Managing Underwriter, the Grantee shall enter into a separate written agreement to such effect in form and substance requested by the Company or the Managing Underwriter. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

11 DM3\8507129.5 15. Amendment and Termination. (a) Amendment of This Plan. The Board may amend, suspend or terminate this Plan or any portion thereof at any time provided that (i) to the extent required by section 162(m) of the Code, no Grant that is intended to comply with section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Grant, unless and until the Company’s stockholders approve such amendment in the manner required by section 162(m); and (ii) if shares of the Company’s capital stock are listed on the Exchange, no amendment that would require stockholder approval under the rules of the Exchange may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to this Plan adopted in accordance with this Section 15(a) shall apply to, and be binding on the holders of, all Grants outstanding under this Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Grantees under this Plan. No Grant shall be made that is conditioned upon stockholder approval of any amendment to this Plan unless the Grant provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (ii) it may not be exercised or settled (or otherwise result in the issuance of Company Stock) prior to such stockholder approval. (b) Termination of This Plan. This Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless this Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders. (c) Termination and Amendment of Outstanding Grants. The Board may amend, modify or terminate any outstanding Grant, including but not limited to substituting therefor another Grant of the same or a different type, changing the date of exercise or realization, and/or converting an Incentive Stock Option into a Nonqualified Stock Option. A termination or amendment of this Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Board acts under Section 21(b). The termination of this Plan shall not impair the power and authority of the Board with respect to an outstanding Grant. The Board may at any time provide that any Grant shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be. (d) Governing Document. This Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend this Plan in any manner. This Plan shall be binding upon and enforceable against the Company and its successors and assigns. 16. Funding of This Plan. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. 17. Rights of Participants. Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights. 18. No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to this Plan or any Grant. The Board shall determine whether cash, other awards or other property

12 DM3\8507129.5 shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated. 19. Headings. Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control. 20. Effective Date of This Plan. This Plan shall be effective on the date on which this Plan is approved by the Company’s stockholders. 21. Miscellaneous. (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Board may make a Grant to an employee, director or advisor of another corporation who becomes an Employee, Non-Employee Director or Key Advisor by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, the Parent or any of their subsidiaries in substitution for a stock option or stock award grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by this Plan and from those of the substituted stock incentives. The Board shall prescribe the provisions of the substitute grants. (b) Compliance with Law. This Plan, the exercise of Options and the obligations of the Company to issue shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that this Plan and all transactions under this Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act and section 162(m) of the Code. It is the intent of the Company that this Plan and applicable Grants under this Plan comply with the applicable provisions of section 422 of the Code and that, to the extent applicable, Grants made under this Plan comply with the requirements of section 409A of the Code and the regulations thereunder. To the extent that any legal requirement set forth in this Plan ceases to be required under applicable law, the Board may determine that such Plan provision shall cease to apply. The Board may revoke any Grant if it is contrary to law or modify a Grant or this Plan to bring the Grant or this Plan into compliance with any applicable law or regulation. (c) Employees Subject to Taxation Outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Board may make Grants on such terms and conditions as the Board deems appropriate to comply with the laws of the applicable countries, and the Board may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws. (d) Governing Law. The validity, construction, interpretation and effect of this Plan and Grant Instruments issued under this Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof. Effective June 16, 2022.